Exhibit 21.1

List of Subsidiaries of Chambers Street Properties

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification

CSP Operating Partnership, LP	DE	CA, VA, FL, NJ, SC
CSP Limited Partner, LLC	—	—
RT Coventry, Ltd.	Jersey	—
Duke/Hulfish, LLC	DE	—
Goodman Princeton Holdings (LUX), S.À.R.L.	Luxembourg	—
Goodman Princeton Holdings (Jersey) Limited	Jersey	—
Hulfish Lendco, LLC	DE	NJ
Hulfish Managers, LLC	DE	—
Hulfish Operations, LLC	DE	CA, FL, NJ
RT 70 Hudson, LLC	DE	NJ
RT 90 Hudson, LLC	DE	NJ
RT Airtech, LLC	DE	IN
RT Alberigi Drive, LLC	DE	PA
RT Atwater, L.P.	DE	PA
RT Aurora Commerce C, LLC	DE	CO
RT Bellingham, LLC	DE	MA
RT Blackstock Annex, LLC	DE	SC
RT Blackstock Complex, LLC	DE	SC
RT Bolingbrook, LLC	DE	IL
RT Burlington, LLC	DE	MA
RT Capital Road, LLC	DE	PA
RT CCC Las Colinas, LLC	DE	TX
RT Celebration, LLC	DE	FL
RT Centerpoint Blvd, LLC	DE	PA
RT Crest Ridge, LLC	DE	MN
RT Diamond Lake II, LLC	DE	MN
RT Diamond Lake, LLC	DE	MN
RT Dralle Road, LLC	DE	IL
RT Dublin Properties, LLC	DE	CA
RT Easton III, LLC	DE	OH
RT Elkton, LLC	DE	FL
RT Enclave, LLC	DE	TX
RT Ewing, LLC	DE	NJ
RT Fairforest Building 1, LLC	DE	SC
RT Fairforest Building 2, LLC	DE	SC
RT Fairforest Building 3, LLC	DE	SC
RT Fairforest Building 4, LLC	DE	SC
RT Fairforest Building 5, LLC	DE	SC
RT Fairforest Building 6, LLC	DE	SC
RT Fairforest Building 7, LLC	DE	SC
RT Fairforest Land, LLC	DE	SC
RT Gateway II, LLC	DE	MD
RT Gateway, LLC	DE	MD
RT Gold Spike Drive, LLC	DE	TX
RT Greenville/Spartanburg Park Building, LLC	DE	SC
RT Goodyear, LLC	DE	AZ
RT Hebron, LLC	DE	KY
RT Highway 290 Building 1, LLC	DE	SC
RT Highway 290 Building 2, LLC	DE	SC
RT Highway 290 Building 5, LLC	DE	SC

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification

RT Highway 290 Building 6, LLC	DE	SC
RT Highway 290 Building 7, LLC	DE	SC
RT HJ Park Building, LLC	DE	SC
RT Holdco, LLC	DE	—
RT Jedburg Commerce Park, LLC	DE	SC
RT Katy, LLC	DE	TX
RT Kearny Mesa, LLC	DE	CA
RT Kimball Drive, LLC	DE	NJ
RT Kings Mountain I, LLC	DE	NC
RT Kings Mountain II, LLC	DE	NC
RT Kings Mountain III, LLC	DE	NC
RT Kings Mountain Land, LLC	DE	NC
RT Lakeside, LLC	DE	TX
RT Landings Building I, LLC	DE	OH
RT Landings Building II, LLC	DE	OH
RT McAuley Place, LLC	DE	OH
RT Mid-Atlantic A, LLC	DE	MD
RT Midwest Commerce I, LLC	DE	KS
RT Millers Ferry Road, LLC	DE	TX
RT Miramar I, LLC	DE	FL
RT Miramar II, LLC	DE	FL
RT Montvale, LLC	DE	NJ
RT Mount Holly Building, LLC	DE	SC
RT Norman Pointe I, LLC	DE	MN
RT Norman Pointe II, LLC	DE	MN
RT North Rhett I, LLC	DE	SC
RT North Rhett II, LLC	DE	SC
RT North Rhett III, LLC	DE	SC
RT North Rhett IV, LLC	DE	SC
RT North Rhett Land, LLC	DE	SC
RT Northpoint III, LLC	DE	FL
RT Oak Ridge Road, LLC	DE	PA
RT Orangeburg Park Building, LLC	DE	SC
RT Orchard Business Park 2, LLC	DE	SC
RT Pacific Blvd, LLC	DE	VA
RT Parkcenter Circle, LLC	DE	OH
RT Parkway, LLC	DE	IL
RT Point West I, LLC	DE	TX
RT Research Triangle, LLC	DE	NC
RT Rocket Road, LLC	DE	CA
RT Sabal Pavilion, LLC	DE	FL
RT Sky Harbor, LLC	DE	AZ
RT Sorrento Mesa Properties, LLC	DE	CA
RT Sauget Member, LLC	DE	TBD
RT Taunton, LLC	DE	MA
RT Texas Industrial, L.P.	DE	TX
RT Tolleson Commerce Park II, LLC	DE	AZ
RT Tri-Valley, LLC	DE	CA
RT Union Cross I, LLC	DE	NC
RT Union Cross II, LLC	DE	NC

Name of Entity	Jurisdiction of Incorporation/Formation	State of Qualification

RT West Point Jax, LLC	DE	FL
RT Woodcliff Lake, LLC	NJ	—
RT Woods Chapel, LLC	DE	SC